Niall Tuckey        Citibank Europe plc
                        Vice President        1 North Wall Quay
                        ILOC Product        Dublin 1, Ireland
Tel    +353 (1) 622 7430
                                    Fax    +353 (1) 622 2741
                                    Niall.Tuckey@Citi.com

Date:    July 14th, 2011

To:	Renaissance Reinsurance Ltd., DaVinci Reinsurance Ltd. and Glencoe Insurance Ltd. (the “Original Companies”)

Re:
Committed Letter of Credit Facility established by Citibank Europe plc in favour of Renaissance Reinsurance Ltd., DaVinci Reinsurance Ltd. and Glencoe Insurance Ltd. pursuant to a Letter Agreement dated 17 September 2010 (the “Facility Letter”)

We refer to Clause to 1.1 of the Facility Letter which provides that the Facility established there under will expire on December 31st, 2012 (the “Termination Date”).
We have pleasure in confirming the commitment Termination Date shall be extended to December 31st, 2013.
Save as expressly provided in this Letter, the provisions of the Facility Letter shall remain in full force and effect.
Please indicate your acceptance of the provisions hereof by signing and dating the enclosed duplicate copy of this Letter and returning this to me as soon as possible.
Capitalised terms not defined herein shall have the meaning ascribed thereto in the Facility Letter, as applicable.
Yours faithfully,

For and on behalf of
Citibank Europe plc
/s/ Niall Tuckey_____________________
Name: Niall Tuckey
Title: Vice President
Date: 14/07/2011

Accepted and agreed by:

For and on behalf of Renaissance Reinsurance Ltd. /s/ Todd R. Fonner ________________________ Name: Todd R. Fonner Date: SVP and CIO Title: 7/14/11	For and on behalf of DaVinci Reinsurance Ltd. /s/ Todd R. Fonner ___________________ Name: Todd R. Fonner Date: SVP and CIO Title: 7/14/11	For and on behalf of Glencoe Insurance Ltd. /s/ Todd R. Fonner ____________________ Name: Todd R. Fonner Date: SVP and CIO Title: 7/14/11 _

Citibank Europe plc
Directors: Aidan M. Brady, Mark Fitzgerald, Jim Farrell, Bo J. Hammerich (Sweden), Brian Hayes, Mary Lambkin, Frank McCabe, William J. Mills (USA), Terence O’Leary (U.K.), Cecilia Ronan, Patrick Scally, Christopher Teano (U.S.A.), Francesco Vanni d’Archirafi (Italy), Tony Woods
Registered in Ireland: Registration Number 132781, Registered Office: 1 North Wall Quay, Dublin 1
Ultimately owned by Citigroup Inc., New York, U.S.A.
Citibank Europe plc is regulated by the Central Bank of Ireland